     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 2, 2006
                                                REGISTRATION NOS. 333-130508,
                                              333-130508-01, 333-130508-02 AND
                                                                 333-130508-03

===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                AMENDMENT NO. 2
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------
                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST
                (Issuing Entity in respect of the Certificates)

         AMERICAN EXPRESS            AMERICAN EXPRESS         AMERICAN EXPRESS
      RECEIVABLES FINANCING        RECEIVABLES FINANCING   RECEIVABLES FINANCING
          CORPORATION II            CORPORATION III LLC      CORPORATION IV LLC

                                  (DEPOSITORS)
     (Exact Names of Registrants as Specified in Their Respective Charters)

                           DELAWARE                               DELAWARE                                 DELAWARE
                (State or Other Jurisdiction of        (State or Other Jurisdiction of         (State or Other Jurisdiction of
                         Organization)                          Organization)                           Organization)

                          13-3854638                             20-0942395                               20-0942445
                (I.R.S. Employer Identification        (I.R.S. Employer Identification         (I.R.S. Employer Identification
                            Number)                                Number)                                 Number)

                  200 VESEY STREET, ROOM 138           4315 SOUTH 2700 WEST, ROOM 1300         4315 SOUTH 2700 WEST, ROOM 1300
                      MAIL STOP 01-31-12                     MAIL STOP 02-01-04                       MAIL STOP 02-01-58
                   NEW YORK, NEW YORK 10285              SALT LAKE CITY, UTAH 84184               SALT LAKE CITY, UTAH 84184
                        (212) 640-2000                         (801) 945-2030                           (801) 945-2068


   Address, Including Zip Code, and Telephone Number, Including Area Code, of
                    Registrants' Principal Executive Office

                             LOUISE M. PARENT, ESQ.
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                            AMERICAN EXPRESS COMPANY
                                200 VESEY STREET
                            NEW YORK, NEW YORK 10285
                                 (212) 640-2000
           (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)

                                           Copies To:
                    CAROL SCHWARTZ, ESQ.
                       GROUP COUNSEL                          ALAN M. KNOLL, ESQ.
                  AMERICAN EXPRESS COMPANY            ORRICK, HERRINGTON & SUTCLIFFE LLP
                      200 VESEY STREET                         666 FIFTH AVENUE
                  NEW YORK, NEW YORK 10285                 NEW YORK, NEW YORK 10103
                       (212) 640-2000                           (212) 506-5077


   APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: FROM TIME TO TIME AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE AS DETERMINED BY MARKET CONDITIONS.

   If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act Registration Statement number of the earlier effective Registration Statement for the same offering. |_|

   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act Registration Statement number of the earlier effective Registration Statement for the same offering. |_|

   If this Form is a registration statement filed pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. |_|

   If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. |_|


                                                  CALCULATION OF REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------------------
              TITLE OF SECURITIES                                        PROPOSED MAXIMUM      PROPOSED MAXIMUM
                TO BE REGISTERED                     AMOUNT TO BE      AGGREGATE PRICE PER    AGGREGATE OFFERING       AMOUNT OF
                                                   REGISTERED(a)(b)       CERTIFICATE(c)           PRICE(c)        REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------------------
 Certificates..................................       $1,000,000               100%               $1,000,000             $107
----------------------------------------------------------------------------------------------------------------------------------


(a) With respect to any securities issued with original issue discount, the amount to be registered is calculated based on the initial public offering price thereof.
(b) With respect to any securities denominated in any foreign currency, the amount to be registered shall be the U.S. dollar equivalent thereof based on the prevailing exchange rate at the time such security is first offered.
(c) Estimated solely for the purpose of calculating the registration fee.

   THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS
REGISTRATION STATEMENT SHALL SUBSEQUENTLY BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION
STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
===============================================================================

                                EXPLANATORY NOTE


This Pre-Effective Amendment No. 2 to the Registration Statement is being filed solely for the purpose of including as Exhibit 4.8 to the Registration Statement the Remittance Processing Services Agreement between American Express Travel Related Services Company, Inc. and Regulus West LLC. Confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Securities and Exchange Commission.

                                    PART II



ITEM 16. EXHIBITS.




  EXHIBIT
  NUMBER                                                           DESCRIPTION
  ------                                                           -----------
 1.1          Form of Underwriting Agreement.*

 3.1          Amended and Restated Limited Liability Company Agreement of American Express Receivables Financing Corporation III
              LLC (incorporated by reference to Exhibit 3.1 to Registration No. 333-113579).

 3.2          Amended and Restated Limited Liability Company Agreement of American Express Receivables Financing Corporation IV LLC
              (incorporated by reference to Exhibit 3.2 to Registration No. 333-113579).

 4.1          Amended and Restated Pooling and Servicing Agreement, among American Express Receivables Financing Corporation III
              LLC, American Express Receivables Financing Corporation IV LLC and American Express Receivables Financing Corporation
              II, as Transferors, American Express Travel Related Services Company, Inc., as Servicer, and The Bank of New York, as
              Trustee and Securities Intermediary.*

 4.2          Form of Series Supplement, including form of Asset Backed Certificate (incorporated by reference to Exhibit 4.2 to
              Registration No. 333-113579).

 4.3          Receivable Purchase Agreement, dated as of May 16, 1996, between American Express Credit Corporation and American
              Express Receivables Financing Corporation II (incorporated by reference to Exhibit 10.1 to Registration Statement No.
              333-67567).

 4.4          Receivables Purchase Agreement, dated as of April 16, 2004, between American Express Centurion Bank and American
              Express Receivables Financing Corporation III LLC (incorporated by reference to Exhibit 4.4 to Registration No. 333-
              113579).

 4.5          Receivables Purchase Agreement, dated as of April 16, 2004, between American Express Bank, FSB and American Express
              Receivables Financing Corporation IV LLC (incorporated by reference to Exhibit 4.5 to Registration No. 333-113579).

 4.6          Supplemental Servicing Agreement, dated as of June 30, 2004, among American Express Travel Related Services Company,
              Inc., American Express Centurion Bank, American Express Bank, FSB, American Express Receivables Financing Corporation
              II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation
              IV LLC.*

 4.7          Supplemental Servicing Agreement between American Express Travel Related Services Company, Inc. and Amex Card
              Services Company.*

 4.8          Remittance Processing Services Agreement between American Express Travel Related Services Company, Inc. and Regulus
              West LLC.**

 5.1          Opinion of American Express Receivables Financing Corporation II with respect to legality.*

  EXHIBIT
  NUMBER                                                           DESCRIPTION
  ------                                                           -----------
  5.2         Opinion of American Express Receivables Financing Corporation III LLC with respect to legality.*

  5.3         Opinion of American Express Receivables Financing Corporation IV LLC with respect to legality.*

  8.1         Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.*

 23.1         Consent of American Express Receivables Financing Corporation II.*

 23.2         Consent of American Express Receivables Financing Corporation III LLC.*

 23.3         Consent of American Express Receivables Financing Corporation IV LLC.*

 23.4         Consent of Orrick, Herrington & Sutcliffe LLP.*

 24.1         Powers of Attorney of American Express Receivables Financing Corporation II.***

 24.2         Powers of Attorney of American Express Receivables Financing Corporation III LLC.***

 24.3         Powers of Attorney of American Express Receivables Financing Corporation IV LLC.***

---------------


*   to be filed by amendment
** Confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Securities and Exchange Commission
*** previously filed

                                   SIGNATURES



   Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, reasonably believes that the security rating requirement contained in Transaction Requirement B.5 of Form S-3 will be met by the time of sale of the securities registered hereunder and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York, on March 2, 2006.


                          AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II, acting solely in its capacity as a depositor of American Express Credit Account Master Trust


                          By: /s/ Maureen Ryan
                              ----------------------------------------------

                              Name: Maureen Ryan
                              Title: President


   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement has been signed on March 2, 2006 by the following persons in the capacities indicated.




                        SIGNATURE                                                             TITLE
                        ---------                                                             -----


                     /s/ Maureen Ryan                        President and Director
 ---------------------------------------------------------   (Principal Executive Officer)
                       Maureen Ryan


                   /s/ John D. Koslow*                       Vice President and Treasurer and Director
 ---------------------------------------------------------   (Principal Financial Officer and
                      John D. Koslow                         Principal Accounting Officer)


                  /s/ Donald J. Puglisi*                     Director
 ---------------------------------------------------------
                    Donald J. Puglisi


                  *By: /s/ Maureen Ryan
                  ---------------------


*Note: Powers of Attorney appointing Maureen A. Ryan, John D. Koslow and Carol
V. Schwartz, or any of them acting singly, to execute the Registration Statement, any amendments thereto and any registration statement for additional Asset Backed Certificates that is to be effective on filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, on behalf of the above-named individuals, were previously filed with the Securities and Exchange Commission.

                                   SIGNATURES



   Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, reasonably believes that the security rating requirement contained in Transaction Requirement B.5 of Form S-3 will be met by the time of sale of the securities registered hereunder and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Salt Lake City, Utah, on March 2, 2006.


                     AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC, acting solely in its capacity as a depositor of American Express Credit Account Master Trust

                     By: /s/ Andrea J. Moss
                         ----------------------------------------
                         Name: Andrea J. Moss
                         Title: President


   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement has been signed on March 2, 2006 by the following persons in the capacities indicated.



                        SIGNATURE                                                             TITLE
                        ---------                                                             -----

                    /s/ Andrea J. Moss                       President and Director
 ---------------------------------------------------------   (Principal Executive Officer)
                      Andrea J. Moss

                   /s/ Scott Godderidge                      Vice President and Treasurer and Director
 ---------------------------------------------------------   (Principal Financial Officer and
                     Scott Godderidge                        Principal Accounting Officer)

                 /s/ Gregory F. Lavelle*                     Director
 ---------------------------------------------------------
                    Gregory F. Lavelle

               *By: /s/ Maureen Ryan
               ----------------------------



*Note: Powers of Attorney appointing Maureen A. Ryan and Carol V. Schwartz, or any of them acting singly, to execute the Registration Statement, any amendments thereto and any registration statement for additional Asset Backed Certificates that is to be effective on filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, on behalf of the above-named individuals, were previously filed with the Securities and Exchange Commission.

                                   SIGNATURES



   Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, reasonably believes that the security rating requirement contained in Transaction Requirement B.5 of Form S-3 will be met by the time of sale of the securities registered hereunder and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Salt Lake City, Utah, on March 2, 2006.


                     AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC, acting solely in its capacity as a depositor of American Express Credit Account Master Trust


                     By: /s/ Daniel L. Follett
                         -----------------------------------------

                         Name: Daniel L. Follett
                         Title: President


   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement has been signed on March 2, 2006 by the following persons in the capacities indicated.



                        SIGNATURE                                                             TITLE
                        ---------                                                             -----

                  /s/ Daniel L. Follett                      President
 ---------------------------------------------------------   (Principal Executive Officer)
                    Daniel L. Follett

                   /s/ David T. Draper*                      Vice President and Treasurer
 ---------------------------------------------------------   (Principal Financial Officer and
                     David T. Draper                         Principal Accounting Officer)

                    /s/ Lisa Lambert*                        Director
 ---------------------------------------------------------
                       Lisa Lambert

                   /s/ David L. Yowan*                       Director
 ---------------------------------------------------------
                      David L. Yowan

                   /s/ Ruth K. Lavelle*                      Director
 ---------------------------------------------------------
                     Ruth K. Lavelle

               *By: /s/ Maureen Ryan
               ----------------------------


*Note: Powers of Attorney appointing Maureen A. Ryan, David L. Yowan and Carol
V. Schwartz, or any of them acting singly, to execute the Registration Statement, any amendments thereto and any registration statement for additional Asset Backed Certificates that is to be effective on filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, on behalf of the above-named individuals, were previously filed with the Securities and Exchange Commission.

                                 EXHIBIT INDEX



 EXHIBIT
 NUMBER                                                           DESCRIPTION
 ------                                                           -----------
 1.1        Form of Underwriting Agreement.*

 3.1        Amended and Restated Limited Liability Company Agreement of American Express Receivables Financing Corporation III LLC
            (incorporated by reference to Exhibit 3.1 to Registration No. 333-113579).

 3.2        Amended and Restated Limited Liability Company Agreement of American Express Receivables Financing Corporation IV LLC
            (incorporated by reference to Exhibit 3.2 to Registration No. 333-113579).

 4.1        Amended and Restated Pooling and Servicing Agreement, among American Express Receivables Financing Corporation III
            LLC, American Express Receivables Financing Corporation IV LLC and American Express Receivables Financing Corporation
            II, as Transferors, American Express Travel Related Services Company, Inc., as Servicer, and The Bank of New York, as
            Trustee and Securities Intermediary.*

 4.2        Form of Series Supplement, including form of Asset Backed Certificate (incorporated by reference to Exhibit 4.2 to
            Registration No. 333-113579).

 4.3        Receivable Purchase Agreement, dated as of May 16, 1996, between American Express Credit Corporation and American
            Express Receivables Financing Corporation II (incorporated by reference to Exhibit 10.1 to Registration Statement No.
            333-67567).

 4.4        Receivables Purchase Agreement, dated as of April 16, 2004, between American Express Centurion Bank and American
            Express Receivables Financing Corporation III LLC (incorporated by reference to Exhibit 4.4 to Registration No. 333-
            113579).

 4.5        Receivables Purchase Agreement, dated as of April 16, 2004, between American Express Bank, FSB and American Express
            Receivables Financing Corporation IV LLC (incorporated by reference to Exhibit 4.5 to Registration No. 333-113579).

 4.6        Supplemental Servicing Agreement, dated as of June 30, 2004, among American Express Travel Related Services Company,
            Inc., American Express Centurion Bank, American Express Bank, FSB, American Express Receivables Financing Corporation
            II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation
            IV LLC.*

 4.7        Supplemental Servicing Agreement between American Express Travel Related Services Company, Inc. and Amex Card Services
            Company.*

 4.8        Remittance Processing Services Agreement between American Express Travel Related Services Company, Inc. and Regulus
            West LLC.**

 5.1        Opinion of American Express Receivables Financing Corporation II with respect to legality.*

                                 EXHIBIT INDEX



 EXHIBIT
 NUMBER                                                           DESCRIPTION
 ------                                                           -----------
  5.2       Opinion of American Express Receivables Financing Corporation III LLC with respect to legality.*

  5.3       Opinion of American Express Receivables Financing Corporation IV LLC with respect to legality.*

  8.1       Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.*

 23.1       Consent of American Express Receivables Financing Corporation II.*

 23.2       Consent of American Express Receivables Financing Corporation III LLC.*

 23.3       Consent of American Express Receivables Financing Corporation IV LLC.*

 23.4       Consent of Orrick, Herrington & Sutcliffe LLP.*

 24.1       Powers of Attorney of American Express Receivables Financing Corporation II.***

 24.2       Powers of Attorney of American Express Receivables Financing Corporation III LLC.***

 24.3       Powers of Attorney of American Express Receivables Financing Corporation IV LLC.***

---------------


 *  to be filed by amendment
** Confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Securities and Exchange Commission
*** previously filed